       JASPERS + HALL, PC
       CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
       9175 Kenyon Avenue, Suite 100
       Denver, CO 80237
       303-796-0099


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Members
JIGJIG, LLC


We have audited the accompanying balance sheets of JIGJIG, LLC., (a Development Stage Company) as of November 30, 2005, December 31, 2004 and 2003 and the related statements of operations, cash flows and changes in stockholders' equity for the eleven month period ended November 30 2005 and for the years ended December 31, 2004 and 2003 and for the period September 1, 2005 (inception) to November 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of JIGJIG, LLC. at November 30, 2005, December 31, 2004 and 2003, and the results of its operations and its cash flows for the eleven month period ended November 30, 2005, and for the years ended December 31, 2004 and 2003 and the period April 20, 2002 (inception) to November 30, 2005, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 3 to the financial statements, the Company is in the development stage, and conditions exist which raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Jaspers + Hall, PC
December 22, 2005
/s/Jaspers + Hall, PC



                                  JIGJIG, LLC
                          (A Development Stage Company)
                                 Balance Sheets





                                                                 November 30,      December 31,       December 31,
                                                                     2005              2004               2003
                                                                 -------------     -------------      --------------

ASSETS:

   Current Assets:
      Cash                                                               $ 50               $ -                 $ -
                                                                 -------------     -------------      --------------

Total Current Assets                                                       50                 -                   -
                                                                 -------------     -------------      --------------

TOTAL ASSETS                                                             $ 50                $-                 $ -
                                                                 =============     =============      ==============

LIABILITIES & STOCKHOLDERS' EQUITY

    Current Liabilities:
        Accounts Payable                                               24,905            14,996               3,756
        Note Payable - Related Party                                    4,702                 -                   -
                                                                 -------------     -------------      --------------

Total Current Liabilities                                              29,607            14,996               3,756
                                                                 -------------     -------------      --------------

Members Equity

    Members Equity                                                        200                 -                   -
    Deficit accumulated during the
      development stage                                               (29,757)          (14,996)             (3,756)
                                                                 -------------     -------------      --------------

Total Stockholders' Equity                                            (29,557)          (14,996)             (3,756)
                                                                 -------------     -------------      --------------

TOTAL LIABILITES & STOCKHOLDERS' EQUITY                                  $ 50               $ -                 $ -
                                                                 =============     =============      ==============

The accompanying notes are an integral part of these financial statements.


                                  JIGJIG, LLC
                         (A Development Stage Company)
                            Statements of Operations

                                                      For 11-Month                                                    April 20, 2002
                                                         Period                       For Year Ended                  (Inception) to
                                                      November 30,          December 31,           December 31,         November 30,
                                                          2005                  2004                   2003                   2005
                                                          ----                  ----                   ----                   ----

Costs and Expenses:
     Travel                                             $ 1,093               $ 4,247                $ 3,756                $ 9,096
     Dues and Subscriptions                                   -                 1,545                      -                  1,545
     Administrative Expenses                              3,852                                            -                  3,852
     Patent Development                                   9,816                 5,448                      -                 15,264
                                                      ---------             ---------               --------              ----------
Total Operating Expenses                                 14,761                11,240                  3,756                 29,757
                                                      ---------             ---------               --------              ----------
Net Loss                                              $ (14,761)            $ (11,240)              $ (3,756)             $ (29,757)
                                                      =========             =========               ========              ==========

The accompanying notes are an integral part of these financial statements.


                                  JIGJIG, LLC
                         (A Development Stage Company)
                            Members Equity (Deficit)
                               November 30, 2005

                                                                                         Deficit
                                                                                    Accumulated
                                                 Membership                            During The               Total
                                                   Units           Members             Development             Members
                                                   Shares            Capital              Stage                Equity
                                               ---------------     -------------    ------------------     ----------------

Inception April 20, 2002                                  100               $ -                   $ -                  $ -
                                               ---------------     -------------    ------------------     ----------------

Balance - December 31, 2002                               100                 -                     -                    -
                                               ---------------     -------------    ------------------     ----------------

Net Loss for Year                                           -                 -                (3,756)              (3,756)
                                               ---------------     -------------    ------------------     ----------------

Balance - December 31, 2003                               100                 -                (3,756)              (3,756)
                                               ---------------     -------------    ------------------     ----------------

Net Loss for Year                                           -                 -               (11,240)             (11,240)
                                               ---------------     -------------    ------------------     ----------------

Balance - December 31, 2004                               100                 -               (14,996)             (14,996)
                                               ---------------     -------------    ------------------     ----------------

Cash Contribution                                           -               200                     -                  200
Net Loss for Period                                         -                 -               (14,761)             (14,761)
                                               ---------------     -------------    ------------------     ----------------

Balance - November 30, 2005                               100             $ 200             $ (29,757)           $ (29,557)
                                               ===============     =============    ==================     ================

The accompanying notes are an integralpart of these financial statements.


                                  JIGJIG, LLC
                         (A Development Stage company)
                            Statements of Cash Flows

                                 Indiect Method

                                                             For 11-Month                                     April 20, 2002
                                                             Period                For Year Ended             (Inception) to
                                                             November 30,     December 31,     December 31,   November 30,
                                                              2005             2004             2003              2005
                                                              ----             ----             ----              ----

Cash Flows from Operating Activities:

     Net Loss                                               $ (14,761)       $ (11,240)         $4(3,756)      $ (29,757)
     Increase in Accounts Payable                               9,909           11,240             3,756          24,905
                                                            ---------        ---------          --------       ---------
Net Cash  Used In Operating Activities                         (4,852)               -                 -          (4,852)
                                                            ---------        ---------          --------       ---------
Cash Flows from Financing Activities:

    Proceeds from Note Payable - Related Party                  4,702                -                 -           4,702
    Issuance of Members Share Units                               200                -                 -             200
                                                            ---------        ---------          --------       ---------
Net Cash Provided by Finacing Activities                        4,902                -                 -           4,902
                                                            ---------        ---------          --------       ---------
Net Increase in Cash & Cash Equivalents                            50                -                 -              50

Beginning Cash & Cash Equivalents                                   -                -                 -               -
                                                            ---------        ---------          --------       ---------
Ending Cash & Cash Equivalents                                   $ 50               $-                $-             $50
                                                            =========        =========          ========       =========

The accompanying notes are an integral part of these financial statements.

                                  JIG JIG, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                November 30, 2005



Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

Organization:

The Company was incorporated on April 20, 2002, in the state of Ohio as Reversible Lasik, Inc. and has been in the development stage since it commenced operations. It was formed to license, develop, commercialize and sell products derived from and incorporating technology proprietary phakik refractive lens technology. The name was changed from Reversible Lasik, LLC to JIGJIG, LLC on October 24, 2005. The Company's fiscal year end is December 31.

Basis of Presentation - Development Stage Company

The Company has not earned any revenues from limited principal operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Financial Accounting Standards Board Statement No. 7 ("SFAS 7"). Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholder's equity (deficit) and cash flows disclose activity since the date of the Company's inception.

Basis of Accounting:

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents:
-------------------------

The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.

Use of Estimates:

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                  JIG JIG, LLC
                          (A Development Stage Company)
                          Notes to Financial Statements
                                November 30, 2005


Research and Development Costs:

Research and Development costs are expensed as incurred.

Other Comprehensive Income:

The Company has no material components of other comprehensive income (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

Note 2 - Segment Information:

JIG JIG, LLC operates primarily in a single operating segment, the development and licensing of proprietary phakic refractive lens technology.

Note 3 - Going Concern:

The Company's financial statements have been presented on the basis that they are a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company's current liabilities exceed the current assets by $29,757.

The Company is in the development stage and has not earned any revenue from operations. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital or locate a merger candidate and ultimately, achieve profitable operations. Management's plan is to obtain sufficient additional debt or equity financing to finance operations, capital improvements and other necessary activities or to acquire a profitable business.

Note 4 - Note Payable - Related Party:

In the year of 2005 a member of the Management Team advanced funds of $4,702 to the Company to pay for operating expenses.